                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 25, 2001
--------------------------------------------------------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-53404                  52-2029487
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(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF and AV Certificateholders with respect to the September 25, 2001 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                EQUITY ONE ABS, INC.



                                   By: /s/ James H. Jenkins
                                       --------------------------------------
                                       James H. Jenkins, Senior Vice President


Dated:  September 27, 2001

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                        Statement to Certificateholders
                               September 25, 2001

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---------------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL        BEGINNING                                                                               ENDING
               FACE          PRINCIPAL                                                   REALIZED     DEFERRED      PRINCIPAL
CLASS          VALUE          BALANCE        PRINCIPAL       INTEREST        TOTAL        LOSSES      INTEREST       BALANCE
---------------------------------------------------------------------------------------------------------------------------------
 AF1       43,004,000.00   43,004,000.00   1,223,856.61     155,949.23    1,379,805.84        0.00        0.00      41,780,143.39
 AF2       31,329,000.00   31,329,000.00           0.00     141,424.33      141,424.33        0.00        0.00      31,329,000.00
 AF3       18,000,000.00   18,000,000.00           0.00      91,980.00       91,980.00        0.00        0.00      18,000,000.00
 AF4       28,000,000.00   28,000,000.00           0.00     155,913.33      155,913.33        0.00        0.00      28,000,000.00
 AV1       90,292,000.00   90,292,000.00   1,130,194.68     337,090.13    1,467,284.81        0.00        0.00      89,161,805.32
  R                 0.00            0.00           0.00           0.00            0.00        0.00        0.00               0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTALS    210,625,000.00  210,625,000.00   2,354,051.29     882,357.02    3,236,408.31        0.00        0.00     208,270,948.71
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 X        210,626,025.00  210,626,025.00           0.00          10.28           10.28        0.00        0.00     208,849,414.14
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------  -----------------------
     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                        PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------------  -----------------------
                                                                                                                        CURRENT
                         BEGINNING                                                    ENDING                           PASS-THRU
CLASS     CUSIP          PRINCIPAL        PRINCIPAL      INTEREST       TOTAL        PRINCIPAL            CLASS           RATE
--------------------------------------------------------------------------------------------------------  -----------------------
 AF1    294754 AC0     1,000.00000000    28.45913427    3.62638894   32.08552321    971.54086573           AF1         3.730000%
 AF2    294754 AD8     1,000.00000000     0.00000000    4.51416675    4.51416675  1,000.00000000           AF2         5.417000%
 AF3    294754 AE6     1,000.00000000     0.00000000    5.11000000    5.11000000  1,000.00000000           AF3         6.132000%
 AF4    294754 AF3     1,000.00000000     0.00000000    5.56833321    5.56833321  1,000.00000000           AF4         6.682000%
 AV1    294754 AG1     1,000.00000000    12.51710761    3.73333330   16.25044090    987.48289239           AV1         3.840000%
--------------------------------------------------------------------------------------------------------  -----------------------
TOTALS                 1,000.00000000    11.17650464    4.18923214   15.36573678    988.82349536
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------  -----------------------
  X     N/A            1,000.00000000     0.00000000    0.00004881    0.00004881    991.56509334            X          0.000000%
--------------------------------------------------------------------------------------------------------  -----------------------


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           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Robert Wainwright
             The Chase Manhattan Bank - Structured Finance Services
                             450 West 33 St, 14 fl.
                            New York, New York 10001
                               Tel: (212)946-7551
                       Email: robert.wainwright@chase.com




[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
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                                                                     Page 2 of 6
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                               September 25, 2001
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Sec. 4.03(a)(i)    Funds Allocable to Certificate Principal

                     Group I Scheduled Principal                       97,110.80
                     Group I Curtailments                              13,916.12
                     Group I Prepayments                              743,037.58
                     Group I Liquidation Proceeds                           0.00
                     AF Available Distributable Excess Spread         369,792.11

                     Group II Scheduled Principal                      57,284.02
                     Group II Curtailments                              3,546.09
                     Group II Prepayments                             861,716.25
                     Group II Liquidation Proceeds                          0.00
                     AV-1 Available Distributable Excess Spread       207,648.32

Sec. 4.03(a)(ii)   Interest Distribution Amounts

                     Interest Distribution - AF-1                     155,949.23
                     Unpaid Interest - AF-1                                 0.00
                     Remaining Unpaid Interest - AF-1                       0.00

                     Interest Distribution - AF-2                     141,424.33
                     Unpaid Interest - AF-2                                 0.00
                     Remaining Unpaid Interest - AF-2                       0.00

                     Interest Distribution - AF-3                      91,980.00
                     Unpaid Interest - AF-3                                 0.00
                     Remaining Unpaid Interest - AF-3                       0.00

                     Interest Distribution - AF-4                     155,913.33
                     Unpaid Interest - AF-4                                 0.00
                     Remaining Unpaid Interest - AF-4                       0.00

                     Interest Distribution - AV-1                     337,090.13
                     Unpaid Interest - AV-1                                 0.00
                     Remaining Unpaid Interest - AV-1                       0.00

Sec. 4.03(a)(iii)  Available Funds Shortfall

                     Class AF Available Funds Shortfall                     0.00
                     Class AV-1 Available Funds Shortfall                   0.00

Sec. 4.03(a)(v)    Pool Principal Balances

                     Group I Beginning Pool Balance               120,333,212.00
                     Group I Ending Pool Balance                  119,479,147.50
                     Group II Beginning Pool Balance               55,292,813.00
                     Group II Ending Pool Balance                  54,370,266.54


[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                               September 25, 2001
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Sec. 4.03(a)(vi)           Servicing Fee

                                   Group I Servicing Fee                                                 50,138.84
                                   Group II Servicing Fee                                                23,038.67

Sec. 4.03(a)(viii)         Delinquency Advances

                                   Group I Delinquency Advances Included in Current Distribution         42,187.27
                                   Group I Aggregate Amount of Advances Outstanding                      42,187.27
                                   Group II Delinquency Advances Included in Current Distribution        65,488.85
                                   Group II Aggregate Amount of Advances Outstanding                     65,488.85


Section 4.03(a)(ix)A       Group I and Group II Loans Delinquent

                                    Group 1
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 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days         141                   13,450,741.15               11.26%
31-60 days          37                    4,968,434.12                4.16%
61-90 days           4                      232,010.56                0.19%
 91+ days            1                      320,681.74                0.27%
  Total            183                   18,971,867.57               15.88%
--------------------------------------------------------------------------------

                                    Group 2
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 Period         Number               Principal Balance             Percentage
--------------------------------------------------------------------------------
 0-30 days           1                      198,120.06                0.36%
31-60 days          46                    5,474,460.10               10.07%
61-90 days           5                      681,864.44                1.25%
 91+ days            0                            0.00                0.00%
  Total             52                    6,354,444.60               11.68%
--------------------------------------------------------------------------------

Sec. 4.03(a)(ix)B          Group I and Group II Loans in Foreclosure

               ----------------------------------------------------
                                    Group 1
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------


               ----------------------------------------------------
                                    Group 2
               ----------------------------------------------------
               Number         Principal Balance          Percentage
               ----------------------------------------------------
                  0                   0.00                  0.00%
               ----------------------------------------------------




[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                               September 25, 2001
--------------------------------------------------------------------------------

Sec.4.03(a)(x)(xi)  Group I and Group II Loans in REO

               -----------------------------------------------------------------
                                              Group 1
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------



               -----------------------------------------------------------------
                                              Group 2
               -----------------------------------------------------------------
               Number              Principal Balance                  Percentage
               -----------------------------------------------------------------
                    0                           0.00                       0.00%
               -----------------------------------------------------------------


                         Market Value of Group I REO Loans                           0.00
                         Market Value of Group II REO Loans                          0.00


Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of
                    the Three Largest Loans

                         Group I Three Largest Loans                         1,411,110.23
                         Group II Three Largest Loans                        1,242,420.37



Sec. 4.03(a)(xiii)  Net WAC Cap Carryover

                         Class AF Net WAC Cap Carryover Amounts Due                  0.00
                         Class AF Net WAC Cap Carryover Amounts Paid                 0.00
                         Class AV Net WAC Cap Carryover Amounts Due                  0.00
                         Class AV Net WAC Cap Carryover Amounts Paid                 0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans w/Original
                    Terms <= 36 Months 60+ Delinquent

                         Group I Aggregate Principal Balance of Balloon Loans        0.00
                         Group I Aggregate Principal Balance of Balloon Loans        0.00


Sec. 4.03(a)(xv),(xxiii) Loan Losses

                         Group I Current Period Loan Losses                          0.00
                         Group I Cumulative Loan Losses                              0.00
                         Group II Current Period Loan Losses                         0.00
                         Group II Cumulative Loan Losses                             0.00

Sec. 4.03(a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                           0.00
                         Funds Withdrawn From Reserve Fund for Distribution          0.00
                         Ending Balance of Reserve Fund                              0.00

Sec. 4.03(a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                         0.00
                         Group II Number of Loans Repurchased                        0.00


[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                               September 25, 2001
--------------------------------------------------------------------------------

Sec. 4.03(a)(xvii)       Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                   Group I Weighted Average Mortgage Rate                                                       9.81
                                   Group II Weighted Average Mortgage Rate                                                      9.68

Sec. 4.03(a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                   Group I Weighted Average Remaining Term                                                    325.00
                                   Group II Weighted Average Remaining Term                                                   360.00

Sec. 4.03(a)(xx)         Overcollateralization Amounts

                                   Class AF Overcollateralization Target Amount                                         3,910,829.39
                                   Class AF Overcollateralization Amount                                                  370,004.11
                                   Class AV-1 Overcollateralization Target Amount                                       6,997,693.04
                                   Class AV-1 Overcollateralization Amount                                                208.461.32
                                   Weighted Average Overcollateralization Target Amount                                 5,234,124.79

Sec. 4.03(a)(xxi)        Distributable Excess Spread Included in Distribution

                                   Class AF Distributable Excess Spread                                                   369,792.11
                                   Class AV-1 Distributable Excess Spread                                                 207,648.32

Sec. 4.03(a)(xxii)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                 0.00

Sec. 4.03(a)(xxiv)       Spread Account Excess

                                   Class AF Spread Account Excess                                                               0.00
                                   Class AV-1 Spread Account Excess                                                             0.00
                                   Allocation to Class X Holders                                                                0.00

Sec. 4.03(a)(xxv)        Spread Account Balances

                                   Class AF Spread Account Balance                                                              0.00
                                   Class AF Spread Account Draw                                                                 0.00
                                   Class AF Spread Account Ending Balance                                                       0.00

                                   Class AV-1 Spread Account Balance                                                            0.00
                                   Class AV-1 Spread Account Draw                                                               0.00
                                   Class AV-1 Spread Account Ending Balance                                                     0.00

Sec. 3A.05               Capitalized Interest Account

                                   Capitalized Interest Account Deposit                                                   453,250.00
                                   Capitalized Interest Requirement                                                       135,915.44
                                   Allocation to Class AV-1 Holders                                                       135,915.44




[CHASE LOGO]                     (c) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2001-2
                               September 25, 2001
--------------------------------------------------------------------------------

Sec. 3A.05          Pre-Funding Account

                              Original Pre-Funded Amount           35,000,000.00
                              Subsequent Transfer Amount                    0.00
                              Pre-Funding Account Balance          35,000,000.00










[CHASE LOGO]                      (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION